UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2016

Investar Holding Corporation

(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7244 Perkins Road Baton Rouge, Louisiana 70808
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 28, 2016, Investar Holding Corporation issued a press release announcing its financial results for the quarter ended December 31, 2015. A copy of the press release is furnished as exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release of Investar Holding Corporation dated January 28, 2016 announcing financial results for the quarter ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: January 28, 2016	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release of Investar Holding Corporation dated January 28, 2016 announcing financial results for the quarter ended December 31, 2015.